Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT dated as of March 15, 2018 (this “Amendment”) to the SECOND AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT dated as of March 13, 2013, as amended and restated as of March 27, 2014, as further amended and restated as of February 19, 2016, as further amended as of August 8, 2016, and as further amended as of June 5, 2017 (the “Credit Agreement”), among BLACKROCK CAPITAL INVESTMENT CORPORATION, a Delaware corporation (the “Borrower”); the LENDERS from time to time party thereto; CITIBANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”); and BANK OF MONTREAL, CHICAGO BRANCH, as Syndication Agent.
The Borrower has requested that the Lenders agree to amend the Credit Agreement in the manner provided herein, and the Lenders whose signatures appear below, constituting at least the Required Lenders (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement), are willing so to amend the Credit Agreement.
Accordingly, in consideration of the agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
A.          Amendment to the Credit Agreement.  Effective as of the Amendment Effective Date (as defined below):
(i)          the aggregate amount of the Multicurrency Commitments will be permanently reduced, in accordance with Section 2.08(b) of the Credit Agreement, from $440,000,000 to $400,000,000.
(ii)          Section 6.07(a)(ii) of the Credit Agreement is hereby amended by replacing “$500,000,000” with “$450,000,000”.
B.          Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (i) this Amendment is within its corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of the Borrower, (ii) this Amendment has been duly executed and delivered by the Borrower, (iii) each of this Amendment, and the Credit Agreement as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing and (v) the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties

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expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
C.          Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which:
(i)          the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower, each Subsidiary Guarantor and the Required Lenders; and
(ii)          the Administrative Agent shall have received all amounts invoiced to the Borrower that are due and payable to it, any of its affiliates or any of the Lenders, including payment or reimbursement of all fees and expenses (including fees, charges and disbursements of counsel) required to be paid or reimbursed by the Borrower in connection with this Amendment.
D.          Waiver of Notice.  In connection with the reduction of the Multicurrency Commitments effected pursuant to Section A(i) above, the Administrative Agent and each Lender party hereto hereby waives the requirement that the Borrower deliver a notice to the Administrative Agent pursuant to Section 2.08(c) of the Credit Agreement.
E.          Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower or any Subsidiary Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  This Amendment shall constitute a Loan Document, and the representations, warranties and agreements contained herein shall, for all purposes of the Credit Agreement, be deemed to be set forth in the Credit Agreement.  Each Obligor agrees that all of its obligations, liabilities and indebtedness under each Loan Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment.   On and after the effectiveness of this Amendment, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby. This Amendment shall not extinguish any payment obligation outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit

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Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.  Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
F.          Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.
G.          Severability.  Any provision of this Amendment held to be ineffective, invalid, illegal or unenforceable shall not affect the effectiveness, validity, legality and enforceability of the remaining provisions hereof; and the ineffectiveness, invalidity, illegality or unenforceability of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
H.          Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
I.          Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
BLACKROCK CAPITAL INVESTMENT CORPORATION,
by
/s/ Michael Pungello
Name: Michael Pungello
Title: Interim Chief Financial Officer

BCIC-MBS, LLC,
by
/s/ Michael Pungello
Name: Michael Pungello
Title: President

BKC ASW BLOCKER, INC.,
by
/s/ Michael Pungello
Name: Michael Pungello
Title: President

CITIBANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and Lender,
by
/s/ Michael Vondriska
Name: Michael Vondriska
Title: President

Lender signature page to the
Third Amendment to the
BlackRock Capital Investment Corporation Credit Agreement

To approve this Amendment:
BANK OF MONTREAL,
by
/s/ Christopher L. Clark
Name: Christopher L. Clark
Title: Director

Lender signature page to the
Third Amendment to the
BlackRock Capital Investment Corporation Credit Agreement
To approve this Amendment:
MERRILL LYNCH CAPITAL CORPORATION,
by
/s/ Derek Miller
Name: Derek Miller
Title: Attorney-In-Fact

Lender signature page to the
Third Amendment to the
BlackRock Capital Investment Corporation Credit Agreement
To approve this Amendment:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
by
/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

by
/s/ Sophie Bulliard
Name: Sophie Bulliard
Title: Authorized Signatory

Lender signature page to the
Third Amendment to the
BlackRock Capital Investment Corporation Credit Agreement
To approve this Amendment:
DEUTSCHE BANK AG NEW YORK BRANCH,
by
/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

by
/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

Lender signature page to the
Third Amendment to the
BlackRock Capital Investment Corporation Credit Agreement
To approve this Amendment:
STATE STREET BANK AND TRUST COMPANY
by
/s/ E Wallace
Name: E Wallace
Title: Managing Director

Lender signature page to the
Third Amendment to the
BlackRock Capital Investment Corporation Credit Agreement
To approve this Amendment:
HSBC BANK USA, N.A.
by
/s/ Patrick N. Brady
Name: Patrick N. Brady
Title: Managing Director

Lender signature page to the
Third Amendment to the
BlackRock Capital Investment Corporation Credit Agreement
To approve this Amendment:
MORGAN STANLEY BANK, N.A.
by
/s/ Cindy Tse
Name: Cindy Tse
Title: Atuthorized Signatory